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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into National Service Industries, Inc.'s previously filed Registration Statement covering the Zep Manufacturing Company Profit Sharing/401(k) Retirement Plan for Contract Employees.




                                          /s/ Arthur Andersen & Co.
                                          ARTHUR ANDERSEN & CO.


Atlanta, Georgia
June 28, 1994